Exhibit 99.1

STONEPEAK CATARINA HOLDINGS LLC

By: STONEPEAK CATARINA UPPER HOLDINGS LLC, its managing member
By: STONEPEAK INFRASTRUCTURE FUND (ORION AIV) LP, its managing member
By: STONEPEAK ASSOCIATES LLC, its general partner
By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name:  Michael Dorrell
Title:  Managing Member                                                 Date:  08/24/2020

STONEPEAK CATARINA UPPER HOLDINGS LLC

By: STONEPEAK INFRASTRUCTURE FUND (ORION AIV) LP, its managing member
By: STONEPEAK ASSOCIATES LLC, its general partner
By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name:  Michael Dorrell
Title:  Managing Member                                                 Date:  08/24/2020

STONEPEAK INFRASTRUCTURE FUND (ORION AIV) LP

By: STONEPEAK ASSOCIATES LLC, its general partner
By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name:  Michael Dorrell
Title:  Managing Member                                                 Date:  08/24/2020

STONEPEAK ASSOCIATES LLC

By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name:  Michael Dorrell
Title:  Managing Member                                                 Date: 08/24/2020

STONEPEAK GP HOLDINGS LP

By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name:  Michael Dorrell
Title:  Managing Member                                                 Date: 08/24/2020

STONEPEAK GP INVESTORS LLC

By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name:  Michael Dorrell
Title:  Managing Member                                                 Date:  08/24/2020

STONEPEAK GP INVESTORS MANAGER LLC

By: /s/ Michael Dorrell
Name:  Michael Dorrell
Title:  Managing Member                                                 Date:  08/24/2020